   As filed with the Securities and Exchange Commission on October 28, 1998
                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------

                              INKTOMI CORPORATION
              (Exact name of issuer as specified in its charter)

           DELAWARE                                       94-3238130
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


                      1900 SOUTH NORFOLK STREET, SUITE 310
                          SAN MATEO, CALIFORNIA  94403
                                 (650) 653-2800
                    (Address of principal executive offices)

                   INKTOMI CORPORATION 1996 PRE-PLAN OPTIONS
                 INKTOMI CORPORATION 1996 EQUITY INCENTIVE PLAN
                      INKTOMI CORPORATION 1998 STOCK PLAN
             INKTOMI CORPORATION 1998 EMPLOYEE STOCK PURCHASE PLAN
                     C2B TECHNOLOGIES, INC. 1997 STOCK PLAN
                           (Full title of the plans)

                               ----------------

                                Timothy Stevens
                    Assistant Secretary and General Counsel
                              INKTOMI CORPORATION
                      1900 South Norfolk Street, Suite 310
                          San Mateo, California  94403
                                 (650) 653-2800
           (Name, address and telephone number of agent for service)

                               ----------------

                                    Copy to:
                             Roger E. George, Esq.
                     Wilson Sonsini Goodrich & Rosati, P.C.
                               650 Page Mill Road
                        Palo Alto, California 94304-1050
                                 (650) 493-9300

                               ----------------

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                                                                        Proposed
                                                                                        Proposed        Maximum
                                                                       Amount to         Maximum        Aggregate
                                                                          be         Offering Price     Offering       Amount of
Title of Securities to be Registered                                   Registered       Per Share         Price     Registration Fee
------------------------------------------------------------------------------------------------------------------------------------
Common Stock ($0.001 per share):

To be issued under Inktomi Corporation Pre-Plan Options(1)                 75,556         $ 0.12(1)     $     9,067       $    2.52
To be issued under Inktomi Corporation 1996 Equity Incentive
 Plan (2)                                                               1,792,064         $ 1.52(2)     $ 2,723,937       $  757.25
To be issued under Inktomi Corporation 1998 Stock Plan (3)                642,850         $44.73(3)     $28,754,681       $7,993.80
Available for issuance under Inktomi Corporation 1998 Stock Plan (4)      357,150         $85.53(4)     $30,547,040       $8,492.07
To be issued under Inktomi Corporation 1998 Employee Stock Purchase
 Plan (5)                                                                 300,000         $15.30(5)     $ 4,590,000       $1,276.02
Issued under C2B Technologies, Inc. 1997 Stock Plan (6)                   129,598         $ 1.38(6)     $   178,846       $   49.72
====================================================================================================================================

 (1) Estimated in accordance with Rule 457(h) promulgated under the Securities Act of 1933, as amended, solely for the purpose of computing the amount of the registration fee based on the weighted average exercise price of $0.1125 per share covering authorized but unissued shares under the Inktomi Corporation Pre-Plan Options.

 (2) Estimated in accordance with Rule 457(h) promulgated under the Securities Act of 1933, as amended, solely for the purpose of computing the amount of the registration fee based on the weighted average exercise price of $1.52 per share covering authorized but unissued shares under the Inktomi Corporation 1996 Equity Incentive Plan.

 (3) Estimated in accordance with Rule 457(h) promulgated under the Securities Act of 1933, as amended, solely for the purpose of computing the amount of the registration fee based on the fair value of $44.7296 per share of such shares at the time of issuance under the Inktomi Corporation 1998 Stock Plan.

 (4) Estimated in accordance with Rule 457(h) promulgated under the Securities Act of 1933, as amended, solely for the purpose of computing the amount of the registration fee based on the average of the high and low average stock price of $85.5625 per share as reported on the Nasdaq National Market on October 26, 1998.

 (5) The exercise price of $15.30 per share, computed in accordance with Rule 457(h) under the Securities Act, is 85% of the opening price of a share of Common Stock of the Company as reported on the Nasdaq National Market on June 9, 1998, the current enrollment date. Pursuant to the 1998 Employee Stock Purchase Plan (Exhibit 10.3), shares are sold at 85% of the lesser of the fair market value of such shares on the Enrollment Date or on the Exercise Date.

 (6) Estimated in accordance with Rule 457(h) promulgated under the Securities Act of 1933, as amended, solely for the purpose of computing the amount of the registration fee based on the weighted average exercise price of $1.38 per share covering authorized but unissued shares under the C2B Technologies, Inc. 1997 Stock Plan.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
               --------------------------------------------------


Item 3.   Incorporation of Documents by Reference
------    ---------------------------------------

          Inktomi Corporation (the "Company") hereby incorporates by reference in this registration statement the following documents:

          (a) The Company's Final Prospectus dated and filed with the Commission as of June 12, 1998 pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "Securities Act").

          (b) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed May 22, 1998 pursuant to
Section 12(g) of the Exchange Act.

          The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1998, filed pursuant to Section 13(a) of the Exchange Act.

          The Company's Report on Form 8-K filed on October 9, 1998 pursuant to
Section 13(a) of the Exchange Act.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this registration statement which indicates that all Securities offered hereby have been sold or which deregisters all Securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4.   Description of Securities
------    -------------------------

          Not applicable.

Item 5.   Interests of Named Experts and Counsel
------    --------------------------------------

          Not applicable.

Item 6.   Indemnification of Directors and Officers
------    -----------------------------------------

          Section 145 of the Delaware General Corporation Law permits a corporation to include in its charter documents and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by current law.

          Article IX of the Registrant's Amended and Restated Certificate of Incorporation provides for the indemnification of directors o the fullest extent permissible under Delaware law.

          Article VI of the Registrant's Bylaws provides for the indemnification of officers, directors and third parties acting on behalf of the corporation to the fullest extent permissible under General Corporation Law of Delaware.

     The Registrant has entered into indemnification agreements with its directors and executive officers, in addition to the indemnification provided for in the Registrant's Bylaws, and intends to enter into indemnification agreements with any new directors and executive officers in the future.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 7.   Exemption From Registration Claimed
------    -----------------------------------

           Not applicable.

Item 8.    Exhibits
------     --------

EXHIBIT
NUMBER                               DESCRIPTION
-------  ---------------------------------------------------------------------
   5.1   Opinion of counsel as to legality of Securities being registered.
  10.2*  Inktomi Corporation 1998 Stock Plan and form of agreements thereunder
  10.3*  Inktomi Corporation 1998 Employee Stock Purchase Plan and form of agreements thereunder
  10.4*  Inktomi Corporation 1996 Equity Incentive Plan and form of agreements thereunder
  10.5   C2B Technologies, Inc. (formerly BeyondNews, Inc.) 1997 Stock
         Plan and form of agreements thereunder
  10.19  Form of Inktomi Corporation Pre-Plan Options
  23.1   Consent of PricewaterhouseCoopers LLP, Independent Accountants
         for Inktomi Corporation
  23.3   Consent of Counsel (contained in Exhibit 5.1)
  24.1   Power of Attorney (see page II-5)

--------------------

*  Incorporated by reference to the Exhibits filed with the Company's
Registration Statement on Form   S-1 (Registration No. 333-50247) as declared
effective by the Commission on June 9, 1998.

Item 9.   Undertakings
------    ------------

          (a) Rule 415 offering   The undersigned registrant hereby undertakes:
              -----------------

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

              (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the Securities offered therein, and the offering of such Securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the Securities being registered which remain unsold at the termination of the offering.

         (b) Filing incorporating subsequent Exchange Act documents by reference
             -------------------------------------------------------------------

             The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the Securities offered therein, and the offering of such Securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Request for acceleration of effective date or filing of
             --------------------------------------------------------
registration statement on Form S-8
----------------------------------

             Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, State of California, on this 27th day of October, 1998.

                              INKTOMI CORPORATION

                              By:   /s/ Jerry M. Kennelly
                                    ------------------------------
                                    Jerry M. Kennelly
                                    Vice President of Finance, and
                                    Chief Financial Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS DAVID C. PETERSCHMIDT AND JERRY M. KENNELLY, AND EACH OF THEM, AS HIS OR HER ATTORNEY-IN-FACT, WITH FULL POWER OF SUBSTITUTION IN EACH, FOR HIM OR HER IN ANY AND ALL CAPACITIES TO SIGN ANY AMENDMENTS TO THIS REGISTRATION STATEMENT ON FORM S-8, AND TO FILE THE SAME, WITH EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEY-IN-FACT, OR HIS SUBSTITUTES, MAY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

         Signature                               Title                            Date
---------------------------       ----------------------------------        ----------------
 /s/ David C. Peterschmidt        President, Chief Executive Officer        October 27, 1998
---------------------------        (Principal Executive Officer) and
David C. Peterschmidt              Director

/s/  Jerry M. Kennelly            Vice President of Finance and Chief       October 27, 1998
---------------------------        Financial Officer (Principal
Jerry M. Kennelly                  Financial Officer)

/s/  Eric A. Brewer               Director                                  October 27, 1998
---------------------------
Eric A. Brewer

/s/  Frederic W. Harman           Director                                  October 27, 1998
---------------------------
Frederic W. Harman

/s/  John A. Porter               Director                                  October 27, 1998
---------------------------
John A. Porter

/s/  Alan F. Shugart              Director                                  October 27, 1998
---------------------------
Alan F. Shugart

                               INDEX TO EXHIBITS

                                                                              SEQUENTIALLY
                                                                               NUMBERED
EXHIBIT                                EXHIBIT                                   PAGE
NUMBER   ------------------------------------------------------------------   ------------
   5.1   Opinion of counsel as to legality of Securities being registered.
  10.2*  Inktomi Corporation 1998 Stock Plan and form of agreements thereunder
  10.3*  Inktomi Corporation 1998 Employee Stock Purchase Plan and
         form of agreements thereunder
  10.4*  Inktomi Corporation 1996 Equity Incentive Plan and form of agreements thereunder
  10.5   C2B Technologies Incorporated (formerly BeyondNews, Inc.)
         1997 Stock Plan and form of agreements thereunder
  10.19  Form of Inktomi Corporation Pre-Plan Options
  23.1   Consent of PricewaterhouseCoopers LLP, Independent
         Accountants for Inktomi Corporation
  23.3   Consent of Counsel (contained in Exhibit 5.1)
  24.1   Power of Attorney (see page II-5)

------------
* Incorporated by reference to the Exhibits filed with the Company's Registration Statement on Form S-1 (Registration No. 333-50247) as declared effective by the Commission on June 9, 1998.